Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Nine Months Ended
	Sep 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	3Q'22 vs. 3Q'22		Sep 30, 2022	Sep 30, 2021	YTD'22 vs. YTD'21
EARNINGS
Net interest income	$3,928	$3,802	$3,789	$3,830	$3,658	$270	7.4%	$11,519	$10,409	$1,110	10.7%
Retailer share arrangements	(1,057)	(1,127)	(1,104)	(1,267)	(1,266)	209	(16.5)%	(3,288)	(3,261)	(27)	0.8%
Provision for credit losses	929	724	521	561	25	904	NM	2,174	165	2,009	NM
Net interest income, after retailer share arrangements and provision for credit losses	1,942	1,951	2,164	2,002	2,367	(425)	(18.0)%	6,057	6,983	(926)	(13.3)%
Other income	44	198	108	167	94	(50)	(53.2)%	350	314	36	11.5%
Other expense	1,064	1,083	1,039	1,122	961	103	10.7%	3,186	2,841	345	12.1%
Earnings before provision for income taxes	922	1,066	1,233	1,047	1,500	(578)	(38.5)%	3,221	4,456	(1,235)	(27.7)%
Provision for income taxes	219	262	301	234	359	(140)	(39.0)%	782	1,048	(266)	(25.4)%
Net earnings	$703	$804	$932	$813	$1,141	$(438)	(38.4)%	$2,439	$3,408	$(969)	(28.4)%
Net earnings available to common stockholders	$692	$793	$922	$803	$1,130	$(438)	(38.8)%	$2,407	$3,376	$(969)	(28.7)%

COMMON SHARE STATISTICS
Basic EPS	$1.48	$1.61	$1.79	$1.49	$2.02	$(0.54)	(26.7)%	$4.89	$5.89	$(1.00)	(17.0)%
Diluted EPS	$1.47	$1.60	$1.77	$1.48	$2.00	$(0.53)	(26.5)%	$4.86	$5.84	$(0.98)	(16.8)%
Dividend declared per share	$0.23	$0.22	$0.22	$0.22	$0.22	$0.01	4.5%	$0.67	$0.66	$0.01	1.5%
Common stock price	$28.19	$27.62	$34.82	$46.39	$48.88	$(20.69)	(42.3)%	$28.19	$48.88	$(20.69)	(42.3)%
Book value per share	$26.76	$25.95	$25.06	$24.53	$24.13	$2.63	10.9%	$26.76	$24.13	$2.63	10.9%
Tangible common equity per share(1)	$22.10	$21.39	$20.60	$20.21	$20.12	$1.98	9.8%	$22.10	$20.12	$1.98	9.8%

Beginning common shares outstanding	487.8	506.2	526.8	547.2	573.4	(85.6)	(14.9)%	526.8	584.0	(57.2)	(9.8)%
Issuance of common shares	—	—	—	—	—	—	—%	—	—	—	—%
Stock-based compensation	0.4	0.2	1.4	0.1	0.5	(0.1)	(20.0)%	2.0	3.7	(1.7)	(45.9)%
Shares repurchased	(29.3)	(18.6)	(22.0)	(20.5)	(26.7)	(2.6)	9.7%	(69.9)	(40.5)	(29.4)	72.6%
Ending common shares outstanding	458.9	487.8	506.2	526.8	547.2	(88.3)	(16.1)%	458.9	547.2	(88.3)	(16.1)%

Weighted average common shares outstanding	468.5	493.0	515.3	537.8	560.6	(92.1)	(16.4)%	492.1	573.6	(81.5)	(14.2)%
Weighted average common shares outstanding (fully diluted)	470.7	495.3	519.5	543.0	565.6	(94.9)	(16.8)%	495.0	578.2	(83.2)	(14.4)%

(1) Tangible Common Equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	3Q'22 vs. 3Q'21		Sep 30, 2022	Sep 30, 2021	YTD'22 vs. YTD'21
PERFORMANCE METRICS
Return on assets(1)	2.8%	3.4%	4.0%	3.4%	4.9%		(2.1)%	3.4%	4.9%		(1.5)%
Return on equity(2)	21.1%	24.0%	27.5%	23.0%	32.1%		(11.0)%	24.2%	33.5%		(9.3)%
Return on tangible common equity(3)	26.6%	30.3%	34.9%	28.7%	40.1%		(13.5)%	30.6%	42.4%		(11.8)%
Net interest margin(4)	15.52%	15.60%	15.80%	15.77%	15.45%		0.07%	15.64%	14.40%		1.24%
Efficiency ratio(5)	36.5%	37.7%	37.2%	41.1%	38.7%		(2.2)%	37.1%	38.1%		(1.0)%
Other expense as a % of average loan receivables, including held for sale	5.02%	5.21%	5.09%	5.44%	4.84%		0.18%	5.11%	4.87%		0.24%
Effective income tax rate	23.8%	24.6%	24.4%	22.3%	23.9%		(0.1)%	24.3%	23.5%		0.8%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	3.00%	2.73%	2.73%	2.37%	2.18%		0.82%	2.82%	3.11%		(0.29)%
30+ days past due as a % of period-end loan receivables(6)	3.28%	2.74%	2.78%	2.62%	2.42%		0.86%	3.28%	2.42%		0.86%
90+ days past due as a % of period-end loan receivables(6)	1.43%	1.22%	1.30%	1.17%	1.05%		0.38%	1.43%	1.05%		0.38%
Net charge-offs	$635	$567	$558	$489	$432	$203	47.0%	$1,760	$1,815	$(55)	(3.0)%
Loan receivables delinquent over 30 days(6)	$2,818	$2,262	$2,194	$2,114	$1,850	$968	52.3%	$2,818	$1,850	$968	52.3%
Loan receivables delinquent over 90 days(6)	$1,232	$1,005	$1,026	$942	$804	$428	53.2%	$1,232	$804	$428	53.2%

Allowance for credit losses (period-end)	$9,102	$8,808	$8,651	$8,688	$8,616	$486	5.6%	$9,102	$8,616	$486	5.6%
Allowance coverage ratio(7)	10.58%	10.65%	10.96%	10.76%	11.28%		(0.70)%	10.58%	11.28%		(0.70)%

BUSINESS METRICS
Purchase volume(8)(9)	$44,557	$47,217	$40,490	$47,072	$41,912	$2,645	6.3%	$132,264	$118,782	$13,482	11.4%
Period-end loan receivables	$86,012	$82,674	$78,916	$80,740	$76,388	$9,624	12.6%	$86,012	$76,388	$9,624	12.6%
Credit cards	$81,254	$78,062	$74,596	$76,628	$72,289	$8,965	12.4%	$81,254	$72,289	$8,965	12.4%
Consumer installment loans	$2,945	$2,847	$2,719	$2,675	$2,614	$331	12.7%	$2,945	$2,614	$331	12.7%
Commercial credit products	$1,723	$1,689	$1,530	$1,372	$1,401	$322	23.0%	$1,723	$1,401	$322	23.0%
Other	$90	$76	$71	$65	$84	$6	7.1%	$90	$84	$6	7.1%
Average loan receivables, including held for sale	$84,038	$83,412	$82,747	$81,784	$78,714	$5,324	6.8%	$83,404	$77,965	$5,439	7.0%
Period-end active accounts (in thousands)(9)(10)	66,503	65,969	69,122	72,420	67,245	(742)	(1.1)%	66,503	67,245	(742)	(1.1)%
Average active accounts (in thousands)(9)(10)	66,266	68,671	70,127	69,397	67,189	(923)	(1.4)%	68,517	66,500	2,017	3.0%

LIQUIDITY
Liquid assets
Cash and equivalents	$11,962	$10,682	$10,541	$8,337	$9,806	$2,156	22.0%	$11,962	$9,806	$2,156	22.0%
Total liquid assets	$16,566	$15,177	$14,687	$12,989	$14,664	$1,902	13.0%	$16,566	$14,664	$1,902	13.0%
Undrawn credit facilities
Undrawn credit facilities	$3,700	$3,700	$3,100	$2,700	$3,700	$—	—%	$3,700	$3,700	$—	—%
Total liquid assets and undrawn credit facilities	$20,266	$18,877	$17,787	$15,689	$18,364	$1,902	10.4%	$20,266	$18,364	$1,902	10.4%
Liquid assets % of total assets	16.44%	15.94%	15.42%	13.57%	15.95%		0.49%	16.44%	15.95%		0.49%
Liquid assets including undrawn credit facilities % of total assets	20.11%	19.83%	18.67%	16.39%	19.97%		0.14%	20.11%	19.97%		0.14%

(1) Return on assets represents net earnings as a percentage of average total assets.
(2) Return on equity represents net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents net interest income divided by average interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Includes activity and accounts associated with loan receivables held for sale.
(10) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	3Q'22 vs. 3Q'21		Sep 30, 2022	Sep 30, 2021	YTD'22 vs. YTD'21
Interest income:
Interest and fees on loans	$4,258	$4,039	$4,008	$4,042	$3,887	$371	9.5%	$12,305	$11,186	$1,119	10.0%
Interest on cash and debt securities	84	35	14	11	11	73	NM	133	32	101	NM
Total interest income	4,342	4,074	4,022	4,053	3,898	444	11.4%	12,438	11,218	1,220	10.9%

Interest expense:
Interest on deposits	280	160	127	119	131	149	113.7%	567	447	120	26.8%
Interest on borrowings of consolidated securitization entities	54	40	33	33	41	13	31.7%	127	136	(9)	(6.6)%
Interest on senior unsecured notes	80	72	73	71	68	12	17.6%	225	226	(1)	(0.4)%
Total interest expense	414	272	233	223	240	174	72.5%	919	809	110	13.6%

Net interest income	3,928	3,802	3,789	3,830	3,658	270	7.4%	11,519	10,409	1,110	10.7%

Retailer share arrangements	(1,057)	(1,127)	(1,104)	(1,267)	(1,266)	209	(16.5)%	(3,288)	(3,261)	(27)	0.8%
Provision for credit losses	929	724	521	561	25	904	NM	2,174	165	2,009	NM
Net interest income, after retailer share arrangements and provision for credit losses	1,942	1,951	2,164	2,002	2,367	(425)	(18.0)%	6,057	6,983	(926)	(13.3)%

Other income:
Interchange revenue	238	263	230	254	232	6	2.6%	731	626	105	16.8%
Debt cancellation fees	103	93	89	79	70	33	47.1%	285	205	80	39.0%
Loyalty programs	(326)	(322)	(258)	(310)	(256)	(70)	27.3%	(906)	(682)	(224)	32.8%
Other	29	164	47	144	48	(19)	(39.6)%	240	165	75	45.5%
Total other income	44	198	108	167	94	(50)	(53.2)%	350	314	36	11.5%

Other expense:
Employee costs	416	404	402	409	369	47	12.7%	1,222	1,092	130	11.9%
Professional fees	204	185	210	207	196	8	4.1%	599	575	24	4.2%
Marketing and business development	115	135	116	167	110	5	4.5%	366	319	47	14.7%
Information processing	150	163	145	143	139	11	7.9%	458	407	51	12.5%
Other	179	196	166	196	147	32	21.8%	541	448	93	20.8%
Total other expense	1,064	1,083	1,039	1,122	961	103	10.7%	3,186	2,841	345	12.1%

Earnings before provision for income taxes	922	1,066	1,233	1,047	1,500	(578)	(38.5)%	3,221	4,456	(1,235)	(27.7)%
Provision for income taxes	219	262	301	234	359	(140)	(39.0)%	782	1,048	(266)	(25.4)%
Net earnings	$703	$804	$932	$813	$1,141	$(438)	(38.4)%	$2,439	$3,408	$(969)	(28.4)%

Net earnings available to common stockholders	$692	$793	$922	$803	$1,130	$(438)	(38.8)%	$2,407	$3,376	$(969)	(28.7)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Sep 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Sep 30, 2022 vs. Sep 30, 2021
Assets
Cash and equivalents	$11,962	$10,682	$10,541	$8,337	$9,806	$2,156	22.0%
Debt securities	5,082	5,012	4,677	5,283	5,444	(362)	(6.6)%
Loan receivables:
Unsecuritized loans held for investment	67,651	63,350	59,643	60,211	56,745	10,906	19.2%
Restricted loans of consolidated securitization entities	18,361	19,324	19,273	20,529	19,643	(1,282)	(6.5)%
Total loan receivables	86,012	82,674	78,916	80,740	76,388	9,624	12.6%
Less: Allowance for credit losses	(9,102)	(8,808)	(8,651)	(8,688)	(8,616)	(486)	5.6%
Loan receivables, net	76,910	73,866	70,265	72,052	67,772	9,138	13.5%
Loan receivables held for sale	—	—	4,046	4,361	3,450	(3,450)	(100.0)%
Goodwill	1,105	1,105	1,105	1,105	1,105	—	—%
Intangible assets, net	1,033	1,118	1,149	1,168	1,090	(57)	(5.2)%
Other assets	4,674	3,417	3,484	3,442	3,270	1,404	42.9%
Total assets	$100,766	$95,200	$95,267	$95,748	$91,937	$8,829	9.6%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$68,032	$64,328	$63,180	$61,911	$59,998	$8,034	13.4%
Non-interest-bearing deposit accounts	372	381	395	359	355	17	4.8%
Total deposits	68,404	64,709	63,575	62,270	60,353	8,051	13.3%
Borrowings:
Borrowings of consolidated securitization entities	6,360	5,687	6,139	7,288	6,288	72	1.1%
Senior unsecured notes	7,961	6,470	7,221	7,219	6,472	1,489	23.0%
Total borrowings	14,321	12,157	13,360	14,507	12,760	1,561	12.2%
Accrued expenses and other liabilities	5,029	4,941	4,914	5,316	4,888	141	2.9%
Total liabilities	87,754	81,807	81,849	82,093	78,001	9,753	12.5%
Equity:
Preferred stock	734	734	734	734	734	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,685	9,663	9,643	9,669	9,649	36	0.4%
Retained earnings	16,252	15,679	15,003	14,245	13,562	2,690	19.8%
Accumulated other comprehensive income (loss)	(187)	(149)	(121)	(69)	(64)	(123)	192.2%
Treasury stock	(13,473)	(12,535)	(11,842)	(10,925)	(9,946)	(3,527)	35.5%
Total equity	13,012	13,393	13,418	13,655	13,936	(924)	(6.6)%
Total liabilities and equity	$100,766	$95,200	$95,267	$95,748	$91,937	$8,829	9.6%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Sep 30, 2022			Jun 30, 2022			Mar 31, 2022			Dec 31, 2021			Sep 30, 2021
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$11,506	$65	2.24%	$9,249	$20	0.87%	$8,976	$5	0.23%	$9,024	$4	0.18%	$9,559	$3	0.12%
Securities available for sale	4,861	19	1.55%	5,063	15	1.19%	5,513	9	0.66%	5,517	7	0.50%	5,638	8	0.56%

Loan receivables, including held for sale:
Credit cards	79,354	4,153	20.76%	78,912	3,943	20.04%	78,564	3,913	20.20%	77,642	3,946	20.16%	74,686	3,793	20.15%
Consumer installment loans	2,884	74	10.18%	2,775	69	9.97%	2,682	66	9.98%	2,641	65	9.76%	2,555	64	9.94%
Commercial credit products	1,720	30	6.92%	1,654	25	6.06%	1,434	28	7.92%	1,434	30	8.30%	1,407	29	8.18%
Other	80	1	4.96	71	2	11.30	67	1	NM	67	1	NM	66	1	NM
Total loan receivables, including held for sale	84,038	4,258	20.10%	83,412	4,039	19.42%	82,747	4,008	19.64%	81,784	4,042	19.61%	78,714	3,887	19.59%
Total interest-earning assets	100,405	4,342	17.16%	97,724	4,074	16.72%	97,236	4,022	16.78%	96,325	4,053	16.69%	93,911	3,898	16.47%

Non-interest-earning assets:
Cash and due from banks	1,580			1,614			1,626			1,606			1,588
Allowance for credit losses	(8,878)			(8,651)			(8,675)			(8,648)			(8,956)
Other assets	5,587			5,386			5,369			5,424			5,405
Total non-interest-earning assets	(1,711)			(1,651)			(1,680)			(1,618)			(1,963)

Total assets	$98,694			$96,073			$95,556			$94,707			$91,948

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$66,787	$280	1.66%	$63,961	$160	1.00%	$62,314	$127	0.83%	$61,090	$119	0.77%	$59,275	$131	0.88%
Borrowings of consolidated securitization entities	6,258	54	3.42%	6,563	40	2.44%	6,827	33	1.96%	7,105	33	1.84%	7,051	41	2.31%
Senior unsecured notes	7,102	80	4.47%	6,974	72	4.14%	7,219	73	4.10%	6,999	71	4.02%	6,471	68	4.17%

Total interest-bearing liabilities	80,147	414	2.05%	77,498	272	1.41%	76,360	233	1.24%	75,194	223	1.18%	72,797	240	1.31%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	371			396			374			343			358
Other liabilities	4,938			4,717			5,091			5,137			4,676
Total non-interest-bearing liabilities	5,309			5,113			5,465			5,480			5,034

Total liabilities	85,456			82,611			81,825			80,674			77,831

Equity
Total equity	13,238			13,462			13,731			14,033			14,117

Total liabilities and equity	$98,694			$96,073			$95,556			$94,707			$91,948
Net interest income		$3,928			$3,802			$3,789			$3,830			$3,658

Interest rate spread(1)			15.11%			15.31%			15.54%			15.51%			15.16%
Net interest margin(2)			15.52%			15.60%			15.80%			15.77%			15.45%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Nine Months Ended Sep 30, 2022			Nine Months Ended Sep 30, 2021
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate	Balance	Expense	Rate
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$9,920	$90	1.21%	$12,567	$11	0.12%
Securities available for sale	5,143	43	1.12%	6,128	21	0.46%

Loan receivables, including held for sale:
Credit cards	78,946	12,009	20.34%	74,179	10,934	19.71%
Consumer installment loans	2,781	209	10.05%	2,398	176	9.81%
Commercial credit products	1,604	83	6.92%	1,334	73	7.32%
Other	73	4	7.33%	54	3	7.43%
Total loan receivables, including held for sale	83,404	12,305	19.73%	77,965	11,186	19.18%
Total interest-earning assets	98,467	12,438	16.89%	96,660	11,218	15.52%

Non-interest-earning assets:
Cash and due from banks	1,607			1,594
Allowance for loan losses	(8,735)			(9,656)
Other assets	5,447			5,317
Total non-interest-earning assets	(1,681)			(2,745)

Total assets	$96,786			$93,915

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$64,371	$567	1.18%	$60,907	$447	0.98%
Borrowings of consolidated securitization entities	6,547	127	2.59%	7,296	136	2.49%
Senior unsecured notes	7,098	225	4.24%	7,232	226	4.18%
Total interest-bearing liabilities	78,016	919	1.57%	75,435	809	1.43%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	380			351
Other liabilities	4,915			4,510
Total non-interest-bearing liabilities	5,295			4,861

Total liabilities	83,311			80,296

Equity
Total equity	13,475			13,619

Total liabilities and equity	$96,786			$93,915
Net interest income		$11,519			$10,409

Interest rate spread(1)			15.32%			14.09%
Net interest margin(2)			15.64%			14.40%

(1) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(2) Net interest margin represents net interest income divided by average interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Sep 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Sep 30, 2022 vs. Sep 30, 2021
BALANCE SHEET STATISTICS
Total common equity	$12,278	$12,659	$12,684	$12,921	$13,202	$(924)	(7.0)%
Total common equity as a % of total assets	12.18%	13.30%	13.31%	13.49%	14.36%		(2.18)%

Tangible assets	$98,628	$92,977	$93,013	$93,475	$89,742	$8,886	9.9%
Tangible common equity(1)	$10,140	$10,436	$10,430	$10,648	$11,007	$(867)	(7.9)%
Tangible common equity as a % of tangible assets(1)	10.28%	11.22%	11.21%	11.39%	12.27%		(1.99)%
Tangible common equity per share(1)	$22.10	$21.39	$20.60	$20.21	$20.12	$1.98	9.8%

REGULATORY CAPITAL RATIOS(2)(3)
	Basel III - CECL Transition
Total risk-based capital ratio(4)	16.5%	17.4%	17.2%	17.8%	19.3%
Tier 1 risk-based capital ratio(5)	15.2%	16.1%	15.9%	16.5%	18.0%
Tier 1 leverage ratio(6)	13.2%	13.8%	13.9%	14.7%	15.5%
Common equity Tier 1 capital ratio	14.3%	15.2%	15.0%	15.6%	17.1%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Regulatory capital ratios at September 30, 2022 are preliminary and therefore subject to change.
(3) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020. Beginning in the first quarter of 2022, the effects are now being phased-in over a three-year transitional period through 2024.
(4) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(5) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(6) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Nine Months Ended
	Sep 30, 2022	June 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	3Q'22 vs. 3Q'21		Sep 30, 2022	Sep 30, 2021	YTD'22vs. YTD'21
HOME & AUTO(6)
Purchase volume(1)	$12,273	$12,895	$10,260	$10,919	$11,069	$1,204	10.9%	$35,428	$31,929	$3,499	11.0%
Period-end loan receivables	$29,017	$27,989	$26,532	$26,781	$26,210	$2,807	10.7%	$29,017	$26,210	$2,807	10.7%
Average loan receivables, including held for sale	$28,387	$27,106	$26,406	$26,455	$25,800	$2,587	10.0%	$27,307	$25,396	$1,911	7.5%
Average active accounts (in thousands)(3)	18,350	17,942	17,473	17,655	17,516	834	4.8%	17,923	17,326	597	3.4%

Interest and fees on loans	$1,210	$1,108	$1,088	$1,126	$1,092	$118	10.8%	$3,406	$3,121	$285	9.1%
Other income	$20	$23	$21	$18	$18	$2	11.1%	$64	$51	$13	25.5%

DIGITAL
Purchase volume(1)	$12,941	$12,463	$11,196	$13,451	$10,980	$1,961	17.9%	$36,600	$31,250	$5,350	17.1%
Period-end loan receivables	$22,925	$21,842	$21,075	$21,751	$19,636	$3,289	16.7%	$22,925	$19,636	$3,289	16.7%
Average loan receivables, including held for sale	$22,361	$21,255	$21,160	$20,388	$19,286	$3,075	15.9%	$21,596	$19,168	$2,428	12.7%
Average active accounts (in thousands)(3)	19,418	19,069	19,000	18,375	17,655	1,763	10.0%	19,176	17,426	1,750	10.0%

Interest and fees on loans	$1,197	$1,058	$1,022	$1,025	$973	$224	23.0%	$3,277	$2,767	$510	18.4%
Other income	$(22)	$(13)	$(12)	$(28)	$(19)	$(3)	15.8%	$(47)	$(59)	$12	(20.3)%

DIVERSIFIED & VALUE
Purchase volume(1)	$14,454	$14,388	$11,558	$14,154	$12,006	$2,448	20.4%	$40,400	$32,844	$7,556	23.0%
Period-end loan receivables	$16,566	$16,076	$15,166	$16,075	$14,415	$2,151	14.9%	$16,566	$14,415	$2,151	14.9%
Average loan receivables, including held for sale	$16,243	$15,498	$15,128	$14,999	$14,328	$1,915	13.4%	$15,627	$14,333	$1,294	9.0%
Average active accounts (in thousands)(3)	19,411	19,026	19,201	18,829	17,903	1,508	8.4%	19,258	17,591	1,667	9.5%

Interest and fees on loans	$935	$826	$826	$817	$780	$155	19.9%	$2,587	$2,298	$289	12.6%
Other income	$(19)	$(35)	$(9)	$(23)	$(8)	$(11)	137.5%	$(63)	$(5)	$(58)	NM

HEALTH & WELLNESS
Purchase volume(1)	$3,514	$3,443	$3,107	$3,055	$3,024	$490	16.2%	$10,064	$8,660	$1,404	16.2%
Period-end loan receivables	$11,590	$10,932	$10,407	$10,244	$9,879	$1,711	17.3%	$11,590	$9,879	$1,711	17.3%
Average loan receivables, including held for sale	$11,187	$10,596	$10,251	$10,057	$9,654	$1,533	15.9%	$10,681	$9,477	$1,204	12.7%
Average active accounts (in thousands)(3)	6,411	6,177	6,027	5,922	5,707	704	12.3%	6,207	5,673	534	9.4%

Interest and fees on loans	$706	$644	$616	$603	$587	$119	20.3%	$1,966	$1,668	$298	17.9%
Other income	$55	$49	$53	$42	$41	$14	34.1%	$157	$117	$40	34.2%

LIFESTYLE
Purchase volume(1)	$1,374	$1,431	$1,195	$1,462	$1,298	$76	5.9%	$4,000	$3,857	$143	3.7%
Period-end loan receivables	$5,686	$5,558	$5,381	$5,479	$5,234	$452	8.6%	$5,686	$5,234	$452	8.6%
Average loan receivables, including held for sale	$5,610	$5,443	$5,379	$5,297	$5,185	$425	8.2%	$5,478	$5,080	$398	7.8%
Average active accounts (in thousands)(3)	2,524	2,510	2,582	2,548	2,465	59	2.4%	2,546	2,500	46	1.8%

Interest and fees on loans	$208	$194	$191	$194	$187	$21	11.2%	$593	$550	$43	7.8%
Other income	$8	$7	$6	$6	$6	$2	33.3%	$21	$17	$4	23.5%

CORP, OTHER(4)(6)
Purchase volume(1)(2)	$1	$2,597	$3,174	$4,031	$3,535	$(3,534)	(100.0)%	$5,772	$10,242	$(4,470)	(43.6)%
Period-end loan receivables(5)	$228	$277	$355	$410	$1,014	$(786)	(77.5)%	$228	$1,014	$(786)	(77.5)%
Average loan receivables, including held for sale	$250	$3,514	$4,423	$4,588	$4,461	$(4,211)	(94.4)%	$2,715	$4,511	$(1,796)	(39.8)%
Average active accounts (in thousands)(2)(3)	152	3,947	5,844	6,068	5,943	(5,791)	(97.4)%	3,407	5,984	(2,577)	(43.1)%

Interest and fees on loans	$2	$209	$265	$277	$268	$(266)	(99.3)%	$476	$782	$(306)	(39.1)%
Other income	$2	$167	$49	$152	$56	$(54)	(96.4)%	$218	$193	$25	13.0%

TOTAL SYF
Purchase volume(1)(2)	$44,557	$47,217	$40,490	$47,072	$41,912	$2,645	6.3%	$132,264	$118,782	$13,482	11.4%
Period-end loan receivables(5)	$86,012	$82,674	$78,916	$80,740	$76,388	$9,624	12.6%	$86,012	$76,388	$9,624	12.6%
Average loan receivables, including held for sale	$84,038	$83,412	$82,747	$81,784	$78,714	$5,324	6.8%	$83,404	$77,965	$5,439	7.0%
Average active accounts (in thousands)(2)(3)	66,266	68,671	70,127	69,397	67,189	(923)	(1.4)%	68,517	66,500	2,017	3.0%

Interest and fees on loans	$4,258	$4,039	$4,008	$4,042	$3,887	$371	9.5%	$12,305	$11,186	$1,119	10.0%
Other income	$44	$198	$108	$167	$94	$(50)	(53.2)%	$350	$314	$36	11.5%

(1) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(2) Includes activity and balances associated with loan receivables held for sale.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(4) Includes activity and balances associated with the Gap Inc. and BP portfolios which were both sold in 2Q 2022.
(5) Reflects the reclassification of $3.5 billion and $0.5 billion to loan receivables held for sale in 3Q 2021 and 4Q 2021, respectively.
(6) In December 2021, we entered into an agreement to sell $0.5 billion of loan receivables associated with our program agreement with BP. In connection with this agreement, revenue activities for the BP portfolio are no longer managed within our Home & Auto sales platform. All metrics for the BP portfolio previously reported within our Home & Auto sales platform, are now reported within our Corp, Other information. We have recast all prior-period reported metrics for our Home & Auto sales platform and Corp, Other to conform to the current-period presentation.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$13,012	$13,393	$13,418	$13,655	$13,936
Less: Preferred stock	(734)	(734)	(734)	(734)	(734)
Less: Goodwill	(1,105)	(1,105)	(1,105)	(1,105)	(1,105)
Less: Intangible assets, net	(1,033)	(1,118)	(1,149)	(1,168)	(1,090)
Tangible common equity	$10,140	$10,436	$10,430	$10,648	$11,007
Add: CECL transition amount	1,719	1,719	1,719	2,292	2,274

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	419	391	371	329	299
Common equity Tier 1	$12,278	$12,546	$12,520	$13,269	$13,580
Preferred stock	734	734	734	734	734
Tier 1 capital	$13,012	$13,280	$13,254	$14,003	$14,314

Add: Allowance for credit losses includible in risk-based capital	1,142	1,099	1,106	1,119	1,052
Total Risk-based capital	$14,154	$14,379	$14,360	$15,122	$15,366

ASSET MEASURES(2)
Total average assets	$98,694	$96,073	$95,556	$94,707	$91,948
Adjustments for:
Add: CECL transition amount	1,719	1,719	1,719	2,292	2,274
Less: Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,776)	(1,878)	(1,964)	(1,999)	(1,960)
Total assets for leverage purposes	$98,637	$95,914	$95,311	$95,000	$92,262

Risk-weighted assets	$85,664	$82,499	$83,251	$84,950	$79,597

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$13,012	$13,280	$13,254	$14,003	$14,314
Less: CECL transition adjustment	(1,719)	(1,719)	(1,719)	(2,292)	(2,274)
Tier 1 capital (CECL fully phased-in)	$11,293	$11,561	$11,535	$11,711	$12,040
Add: Allowance for credit losses	9,102	8,808	8,651	8,688	8,616
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$20,395	$20,369	$20,186	$20,399	$20,656

Risk-weighted assets	$85,664	$82,499	$83,251	$84,950	$79,597
Less: CECL transition adjustment	(870)	(870)	(870)	(1,353)	(2,065)
Risk-weighted assets (CECL fully phased-in)	$84,794	$81,629	$82,381	$83,597	$77,532

TANGIBLE COMMON EQUITY PER SHARE
GAAP book value per share	$26.76	$25.95	$25.06	$24.53	$24.13
Less: Goodwill	(2.41)	(2.27)	(2.18)	(2.10)	(2.02)
Less: Intangible assets, net	(2.25)	(2.29)	(2.28)	(2.22)	(1.99)
Tangible common equity per share	$22.10	$21.39	$20.60	$20.21	$20.12

(1) Regulatory measures at September 30, 2022 are presented on an estimated basis.
(2) Capital ratios starting March 31, 2020 reflect election to delay for two years an estimate of CECL’s effect on regulatory capital in accordance with the interim final rule issued by U.S. banking agencies in March 2020. Beginning in the first quarter of 2022, the effects are now being phased-in over a three-year transitional period through 2024.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES (Continued)
(unaudited, $ in millions)
	Quarter Ended
	Sep 30, 2022	Sep 30, 2021
CORE PURCHASE VOLUME
Purchase Volume	$44,557	$41,912
Less: Gap and BP Purchase volume	—	(3,534)
Core Purchase volume	$44,557	$38,378

CORE LOAN RECEIVABLES
Loan receivables	$86,012	$76,388
Less: Gap and BP Loan receivables	(124)	(850)
Core Loan receivables	$85,888	$75,538

CORE AVERAGE ACTIVE ACCOUNTS (in thousands)
Average active accounts	66,266	67,189
Less: Gap and BP Average active accounts	(110)	(5,871)
Core Average active accounts	66,156	61,318

CORE NEW ACCOUNTS (in millions)
New accounts	5.8	6.2
Less: Gap and BP New accounts	—	(0.5)
Core New accounts	5.8	5.7